UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 16, 2007 (November 9, 2007)

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On November 9, 2007, Martha A. Burger, Senior Vice President – Corporate and Human Resources of Chesapeake Energy Corporation entered into a sales trading plan pursuant to Rule 10b5-1 of the Securities and Exchange Act of 1934. The plan expires on November 7, 2008 and has been approved by Chesapeake in accordance with its Insider Trading Policy.

On November 16, 2007, Steven C. Dixon, Executive Vice President – Operations and Chief Operating Officer and Michael A. Johnson, Senior Vice President – Accounting, Controller and Chief Accounting Officer of Chesapeake Energy Corporation entered into sales trading plans pursuant to Rule 10b5-1 of the Securities and Exchange Act of 1934. The plans expire on November 14, 2008 and have been approved by Chesapeake in accordance with its Insider Trading Policy.

The plans are part of the executives’ long-term strategies to diversify assets and provide for the sale of shares of Chesapeake’s common stock in connection with vested employee stock options. Other Chesapeake executives may enter into Rule 10b5-1 trading plans in the future, from time to time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION
By:	/s/ Jennifer M. Grigsby
Jennifer M. Grigsby Senior Vice President, Treasurer & Corporate Secretary

Date:	November 16, 2007

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